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                                                                   EXHIBIT 99(2)

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                             PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350


         I, Anthony J. Potter, Chief Financial Officer of CanArgo Energy Corporation, hereby certify that the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of CanArgo Energy Corporation.


Date: August 14, 2002                          /s/ Anthony J. Potter
                                               ---------------------------------
                                               Anthony J. Potter
                                               Chief Financial Officer